                                                                   EXHIBIT 10.11

                             REDEMPTION AGREEMENT


     THIS REDEMPTION AGREEMENT (the "Agreement"), dated as of October 10, 1995, is entered into by and among MILCOM INTERNATIONAL, INC., a Delaware corporation (the "Company") and each of the stockholders of the Company listed on Exhibit A hereto (individually, a "Stockholder," and collectively, the "Stockholders").

                                R E C I T A L S
                                - - - - - - - -

     A. The Company desires to repurchase from the Stockholders and the Stockholders desire to sell to the Company shares of the Company's Common Stock (the "Repurchased Shares"), as set forth herein.

     B. It is a condition to the obligations of the Investors under the Stock Purchase Agreement dated October 10, 1995 (the "Purchase Agreement") by and among the Company, the Stockholders and the persons listed in Exhibit 1.1A thereto (the "Investors") that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and be bound by the provisions hereof.

                               A G R E E M E N T
                               - - - - - - - - -

     NOW THEREFORE, in consideration of the mutual promises and agreements herein, and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

     1. REPURCHASE. Each of the Stockholders agrees to and does hereby sell, transfer and convey the Repurchased Shares set forth opposite such Stockholder's name on Exhibit A attached hereto, free and clear of all liens, claims and
        ---------
encumbrances, to the Company and the Company agrees to and does hereby purchase such Repurchased Shares. In consideration of the sale and transfer of the Repurchased Shares and in full payment therefor, the Company shall pay to the Stockholders the aggregate purchase price of $12,500,000 cash (the "Repurchase Price"), payable to the Stockholders in the respective amounts set forth on Exhibit A attached hereto.
---------

     2.   DELIVERIES.  Concurrently with the purchase and sale contemplated by
Section 1, the Stockholders shall deliver duly executed stock powers transferring the respective amounts of the Repurchased Shares to the Company, and the present outstanding certificates representing the Repurchased Shares registered in the respective names of the Stockholders shall be cancelled and returned to the Company's stock record book. Against delivery by Stockholders of the stock certificates representing the Repurchased Shares, the Company shall wire transfer the amount of the Repurchase Price for the Repurchased Shares to each of the Stockholders as set forth on Exhibit A.

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDERS. Each Stockholder hereby represents and warrants to the Company as follows:

          3.1 LEGAL POWER. Such Stockholder has the requisite legal power and authority to enter into this Agreement, to deliver the Repurchased Shares and to carry out and perform his or her obligations under the terms of this Agreement.
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          3.2  TITLE TO SHARES.  Such Stockholder is the owner of the respective
Repurchased Shares set forth opposite such Stockholder's name on Exhibit A
                                                                 ---------
hereto. Upon delivery of the Repurchased Shares and payment of the Repurchase Price therefor, such Stockholder will convey to the Company valid and marketable title to the Repurchased Shares, free and clear of any liens, encumbrances, security agreements, equities, charges, restrictions and claims.

     4. EFFECTIVENESS. As a condition to the effectiveness of this Agreement, the Company, the Stockholders, and the Investors shall have closed the acquisition of stock pursuant to the Purchase Agreement.

     5. STOCKHOLDERS' INDEMNITY OF THE COMPANY. Each Stockholder shall indemnify, protect, defend and hold free and harmless the Company from and against all claims, losses, liabilities, damages, deficiencies, costs and expenses, including attorneys', accountants' and expert witness' fees and the costs and expenses, as incurred, of enforcing the indemnification (hereafter "Damages") (including, without limitation, losses resulting from the defense, settlement or compromise of a claim or demand or assessment) incurred by the Company as a result of any breach by such Stockholder of any of his representations, warranties or covenants contained in this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                              COMPANY:

                              MILCOM INTERNATIONAL, INC.,
                              a Delaware corporation


                              By: /s/ ALFONSO G. CORDERO
                                  -----------------------------------
                                  Alfonso G. Cordero, President



                              STOCKHOLDERS:

                              /s/ ALFONSO G. CORDERO
                              ---------------------------------------
                              Alfonso G. Cordero


                              /s/ KI NAM
                              ---------------------------------------
                              Ki Nam


                              /s/ SUSSANNE TORRETTA
                              ---------------------------------------
                              Sussanne Torretta

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                              /s/ CHARLES FLORMAN
                              ---------------------------------------
                              Charles Florman


                              /s/ BILL H. DOI
                              ---------------------------------------
                              Bill H. Doi


                              /s/ ARTHUR COOK
                              ---------------------------------------
                              Arthur Cook


                              /s/ THOMAS HA
                              ---------------------------------------
                              Thomas Ha


                              /s/ ERNEST JOHNSON
                              ---------------------------------------
                              Ernest Johnson

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